ITEM 77Q1(G)

                      AGREEMENT AND PLAN OF REORGANIZATION


     This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this 14th day of April, 2003, by and between Monarch Funds ("Monarch"), a Massachusetts business trust, for itself and on behalf of its series listed in the Acquiring Funds column below (each an "Acquiring Fund") and Monarch Funds (the "Trust"), a Delaware statutory trust, for itself and on behalf of its series listed in the Target Funds column below (each a "Target Fund").

---------------------------------------------------------- -------------------------------------------------------
Acquiring Funds
                                                                                TARGET FUNDS
---------------------------------------------------------- -------------------------------------------------------

---------------------------------------------------------- -------------------------------------------------------
               Daily Assets Treasury Fund                                    Treasury Cash Fund
---------------------------------------------------------- -------------------------------------------------------
              Daily Assets Government Fund                                  Government Cash Fund
---------------------------------------------------------- -------------------------------------------------------
                 Daily Assets Cash Fund                                          Cash Fund
---------------------------------------------------------- -------------------------------------------------------

     WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of the Target Fund listed opposite the Acquiring Fund ("Corresponding Target Fund") in exchange for shares of equal value of the Acquiring Fund and the distribution of the shares of the Acquiring Fund to the shareholders of the Corresponding Target Fund in connection with the dissolution and liquidation of the Corresponding Target Fund (each a "REORGANIZATION"); and

     WHEREAS, the parties, for convenience, have structured this Plan so that it generally refers to a single Reorganization between a single Acquiring Fund and its Corresponding Target Fund, but intend for this Plan and its terms and conditions to apply to each Reorganization; and

     WHEREAS, the parties intend that each Reorganization qualify as a "reorganization," within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "CODE"), and that the Acquiring Fund and the Corresponding Target Fund each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization;

     NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

     1.   DEFINITIONS.

          The following terms shall have the following meanings:

1940 ACT                        The Investment Company Act of 1940, as amended.

ACQUIRING CLASS                 The class of the Acquiring Fund whose shares that Monarch will issue to the shareholders of the Corresponding Target Class set forth in Schedule A.

ASSETS                          All property and assets of any kind and all interests, rights, privileges and powers of or attributable to the Target Fund whether or not determinable at the
                                Effective Time and wherever located. Assets include all cash, cash equivalents, securities, claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by or attributed to the Target Fund and any deferred or prepaid expense shown as an asset on the Target Fund's books.

ASSETS LIST                     A list of securities and other Assets and Known Liabilities of or attributable to the




                                Target Fund as of the date provided to Monarch.

CLOSING DATE                    April 17, 2003, or such other date as the parties may agree to in writing.

CORRESPONDING TARGET CLASS      The Target Fund share class set forth opposite the Acquiring Class in Schedule A.

EFFECTIVE TIME                  9:00 a.m. Eastern time on the business day following the Closing Date, or such other time as the parties may agree to in writing.

FUND                            The Acquiring Fund or the Target Fund as the context may require.

KNOW, KNOWN OR KNOWLEDGE        Known after reasonable inquiry.

LIABILITIES                     All liabilities of, allocated or attributable to the Target Fund, whether Known or unknown, accrued or unaccrued, absolute, or contingent or conditional or unmatured, including any runoff insurance for the Trust's Board of Trustees.

NET VALUE OF ASSETS             Value of Assets net of Liabilities.

REORGANIZATION DOCUMENTS        Such bills of sale, assignments and other instruments as desirable for the Target Fund to transfer to the Acquiring Fund all right and title to and interest in the Target
                                Fund's Assets and for the Acquiring Fund to assume the Target Fund's Liabilities.

SCHEDULE A                      Schedule A to this Plan.

TARGET FINANCIAL STATEMENTS     The audited financial statements of the Target Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

VALUATION TIME                  The time on the Closing Date, the business day immediately preceding the Closing Date if the Closing Date is not a business day, or such other date as the parties may agree to in writing, that Monarch determines the net asset value of the shares of the Acquiring
                                Fund and determines the net value of the Assets of or attributable to the Target Fund.
                                Unless otherwise agreed to in writing, the Valuation Time shall be at the time of day then set forth in the Target Fund's Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

     2.   REGULATORY FILINGS AND SHAREHOLDER ACTION.

          (a) On the Closing Date, Monarch shall file an amendment to the Trust's registration statement (the "Registration Statement") adopting the Registration Statement as its own while making certain other necessary amendments. The Trust and Monarch shall promptly prepare and file any other appropriate regulatory filings, including, without limitation, filings with federal, state or foreign securities regulatory authorities.

          (b) The parties shall seek an order of the SEC, if appropriate, providing them with any necessary relief from Section 17 of the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

     3. TRANSFER OF ASSETS. The Trust and Monarch shall take the following steps with respect to the Reorganization:

          (a) On or prior to the Closing Date, the Trust shall endeavor to pay or make reasonable provision to pay out of the Assets all of the Liabilities, expenses, costs and charges of or attributable to the Target Fund that are Known to the Target Fund and that are due and payable as of the Closing Date.

(b) At the Effective Time, the Target Fund shall assign, transfer, deliver and convey all of the Assets to the Acquiring Fund, subject to all of the Liabilities. The Acquiring Fund shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) all of the Assets at or after the Effective Time shall become and be the assets of the Acquiring Fund and (ii) all of the Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c) The Target Fund shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following bases:

                    (1) In exchange for the transfer of the Assets, the Acquiring Fund shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. Monarch shall determine the number of shares of the Acquiring Class to be issued by dividing the Net Value of Assets of the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, Monarch shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the Net Value of the Assets of the Corresponding Target Class.

                    (2) The parties shall determine, as of the Valuation Time, the net asset value of the Acquiring Fund shares to be delivered and the net asset value of the Assets to be conveyed, substantially in accordance with the Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

                    (3) The Trust, on behalf of the Target Fund, shall transfer the Assets with good and marketable title to Monarch for the benefit of the Acquiring Fund. The Trust, on behalf of the Target Fund, shall transfer all cash in the form of immediately available funds payable to the order of Monarch for the benefit of the Acquiring Fund. The Trust shall transfer any of the Assets of the Target Fund that were not transferred to Monarch for the benefit of the Acquiring Fund at the Effective Time to Monarch at the earliest practicable date thereafter.

               (d) Promptly after the Closing Date, the Trust will deliver to Monarch a Statement of Assets and Liabilities of the Target Fund as of the Closing Date (usually within one week).

          4. DISSOLUTION AND LIQUIDATION OF THE TRUST, REGISTRATION OF SHARES AND ACCESS TO RECORDS. The Trust and Monarch also shall take the following steps in connection with the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, the Trust shall dissolve and liquidate by transferring to shareholders of record of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each Corresponding Target Class shareholder also shall have the right to receive any unpaid dividends or other distributions that the Target Fund declared with respect to the shareholder's Corresponding Target Class shares before the Effective Time. Monarch shall record on its books the ownership by the shareholders of the respective Acquiring class' shares; the Trust shall simultaneously redeem and cancel on its books all of its issued and outstanding shares of each Corresponding Target Class. The Trust shall then wind up its affairs and dissolve as soon as is reasonably possible after the Effective Time and in accordance with all applicable laws and regulations.

(b) If a Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the
     Acquiring Fund with an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; (ii) if any of the shares are outstanding in certificate form, deliver to the Acquiring Fund the certificate representing such shares; and (iii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

(c) At and after the Closing Date, the Trust shall provide Monarch and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund shareholders and the number and percentage ownership of the outstanding shares of the Corresponding Target Classes owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Trust shall preserve and maintain, or shall direct its service providers to preserve and maintain, its records as required by Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.

          5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust, on behalf of itself and, as appropriate, the Target Fund, represents and warrants to, and agrees with, Monarch as follows:

(a) The Trust is a statutory trust, validly existing and in good standing under the laws of the State of Delaware. The Trust's Board of Trustees duly established and designated each class of the Target Fund as a class of the Target Fund. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(b) The Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and Assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, to enter into this Plan and to consummate the transactions contemplated herein.

               (c) The Trust's Board of Trustees has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, the consummation of the transactions contemplated by this Plan will not, violate the Trust's Trust Instrument or By-Laws. The Trust does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

(d) The Target Fund has qualified as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and shall continue to qualify as a regulated investment company for its taxable year which includes the Effective Time.

(e) The Trust has duly authorized and validly issued all of its issued and outstanding shares and all of the shares are validly outstanding, fully paid and non-assessable, and are offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants, or other rights to subscribe for or purchase the Target Fund shares, nor are there any securities convertible into Target Fund shares.

(f) The Trust shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions deemed advisable in anticipation of the Reorganization.

(g) At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(h) The Target Financial Statements, copies of which have been previously delivered to Monarch, fairly present the financial position of the Target Fund as of the Target Fund's most recent fiscal year-end and the results of the Target Fund's operations and changes in its net Assets for the periods indicated. The Target Financial Statements are in accordance with generally accepted accounting principles consistently applied.

               (i) To the Knowledge of the Trust, the Target Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the Target Financial Statements, and Liabilities set forth in the Assets List.

(j) The Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Target Fund or the Assets or businesses. The Trust does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or the Assets or its ability to consummate the transactions contemplated by the Plan.

(k) Except for contracts, agreements, franchises, licenses, or permits entered into or granted in the ordinary course of its business in each case under which no material default exists, the Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Target Fund.

(l) The Trust has filed its federal income tax returns of the Target Fund, copies of which have been previously delivered to the Trust, for all taxable years to and including the Target Fund's most recent taxable year, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

(m) Since the date of the Target Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or Assets of the Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

          6. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MONARCH. Monarch, on behalf of itself and, as appropriate, the Acquiring Fund, represents and warrants to, and agrees with the Trust as follows:

(a) Monarch is organized as a business trust duly created, validly existing and in good standing under the laws of the State of Massachusetts. The Board of Trustees of Monarch has duly established and designated the Acquiring Fund as a series of Monarch and each Acquiring Class as a class of the Acquiring Fund. Monarch is not registered with the SEC as an open-end management company under the 1940 Act. On the Closing Date, Monarch will file an amendment to the Trust's Registration Statement adopting it as its own.

(b) Monarch has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Board of Trustees of Monarch has duly authorized the execution and delivery of the Plan and the transactions contemplated herein. Duly authorized officers of Monarch have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate Monarch's Agreement and Declaration of Trust or By-Laws. Monarch does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

(d) There shall be no issued and outstanding shares of the Acquiring Fund or any Acquiring Class prior to the Closing Date other than shares issued to Forum Financial Group, LLC or its affiliates in order to approve certain Acquiring Class start-up matters. Monarch shall duly authorize the Acquiring Fund shares to be issued and delivered to the Corresponding Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants, or other rights to subscribe for or purchase the Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(e) Monarch will not commence the operations of the Acquiring Fund or any Acquiring Class prior to the Effective Time.

(f) Monarch does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquiring Fund or its assets or businesses. There are no facts that Monarch currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or assets or its ability to consummate the transactions contemplated herein.

(g) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, Monarch is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Acquiring Fund.

(h) Monarch has made all state filings to register each Acquiring Class in each jurisdiction that the Corresponding Target Class is currently registered and all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

          7. CONDITIONS TO THE TRUST'S OBLIGATIONS. The obligations of the Trust with respect to the Reorganization shall be subject to the following conditions precedent:

               (a)  Monarch   shall  have  duly   executed  and   delivered  the
                    applicable Reorganization Documents to the Trust.

(b) Monarch shall have delivered to the Trust a certificate dated as of the Closing Date and executed in its name by the Secretary or Assistant
     Secretary of Monarch, in a form reasonably satisfactory to the Trust, stating that the representations and warranties of Monarch in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

               (c) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Reorganization.

(d) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(e) Monarch has performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Reorganization's Valuation Time and Effective Time.

(f)  The Trust  shall have  received  from  Monarch a duly  executed  instrument
     whereby  the  Acquiring   Fund  assumes  all  of  the   Liabilities  of  or
     attributable to the Target Fund.

(g) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

(h) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

(i) The parties shall have received a certificate from Forum Financial Group, LLC stating that it will pay all audit, legal, and proxy solicitation costs incurred by the Target Fund and the Trust in connection with the Reorganization.

          8. CONDITIONS TO MONARCH'S OBLIGATIONS. The obligations of Monarch with respect to the Reorganization shall be subject to the following conditions precedent:

(a)  The  Trust  shall  have  duly  executed  and   delivered   its   applicable
     Reorganization Documents to Monarch.

(b) The Trust shall have delivered to Monarch a certificate dated as of the Closing Date and executed in its name by its Secretary or Assistant Secretary, in a form reasonably satisfactory to Monarch, stating that the representations and warranties of the Trust in this Plan that apply to the Reorganization are true and correct in all material respects at and as of the Valuation Time.

(c) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(d) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

               (e) The Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

(f) Neither party shall have terminated this Plan with respect to the Reorganization pursuant to Section 10 of this Plan.

(g) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit the Reorganization.

               (h) The parties shall have received a certificate from Forum Financial Group, LLC stating that it will pay all audit, legal, and proxy solicitation costs incurred by the Acquiring Fund and the Target Fund in connection with the Reorganization.

               (i) The Board of Trustees of Monarch shall have determined that the Acquiring Fund's participation in the Reorganization is in the best interests of the Acquiring Fund.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

     10. TERMINATION OF PLAN. A majority of a party's Board of Trustees may terminate this Plan with respect to the Acquiring Fund or Target Fund, as appropriate, at any time before the applicable Effective Time if:
          (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees determines that the consummation of the Reorganization is not in the best interests of shareholders and gives notice to the other party.

     11. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

     12. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

     13. AMENDMENTS. The parties may, by agreement in writing authorized by its respective Boards of

          Trustees amend this Plan at anytime. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time by mutual agreement.

     14. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

     15. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganization as the other shall deem necessary, advisable or appropriate.

     16. LIMITATION ON LIABILITIES. The obligations of the Trust and the Target Fund or Monarch and the Acquiring Fund shall not bind any of their respective Trustees, shareholders, nominees, officers, agents, or employees of the Trust or Monarch personally, but shall bind only the assets and property of the Target Fund and Acquiring Fund, respectively. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Acquiring Fund or Target Fund, as appropriate.

     17. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

          For the Trust:

                   Patrick J. Keniston, Esq.
                   Forum Financial Group, LLC
                   Two Portland Square
                   Portland, Maine 04101

          With copies to:

                   R. Darrell Mounts, Esq.
                   Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, NW
                   Washington, D.C. 20036-1800

          For Monarch:

                   Patrick J. Keniston, Esq.
                   Forum Financial Group, LLC
                   Two Portland Square
                   Portland, ME 04101

          With copies to:

                   R. Darrell Mounts, Esq.
                   Kirkpatrick & Lockhart LLP
                   1800 Massachusetts Avenue, NW
                   Washington, D.C. 20036-1800

          18. GENERAL. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

                                                     MONARCH FUNDS, A DELAWARE BUSINESS TRUST,
                                                     FOR ITSELF AND ON BEHALF OF EACH OF ITS SERIES

ATTEST:


____________________________________________         By:    ______________________________________________
Name:                                                       Beth P. Hanson
Title:                                                      Vice President




                                                     MONARCH FUNDS, A MASSACHUSETTS BUSINESS TRUST,
                                                     FOR ITSELF AND ON BEHALF OF EACH OF ITS SERIES


ATTEST:

____________________________________________         By:    ______________________________________________
Name:                                                       Thomas G. Sheehan
Title:                                                      Vice President

                                   SCHEDULE A

                            CORRESPONDING CLASS TABLE

------------------------------------- -------------------------------- ------------------------------ ---------------------
                                                                        CORRESPONDING TARGET CLASS
          ACQUIRING CLASS
------------------------------------- -------------------------------- ------------------------------ ---------------------

------------------------------------- -------------------------------- ------------------------------ ---------------------
Daily Assets Treasury Fund            Institutional Service Shares     Treasury Cash Fund             Institutional Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------
                                      Universal Shares                                                Universal Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------
                                      Preferred Shares                                                Preferred Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------
                                      Investor Shares                                                 Investor Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------

------------------------------------- -------------------------------- ------------------------------ ---------------------
Daily Assets Government Fund          Institutional Shares             Government Cash Fund           Institutional Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------
                                      Universal Shares                                                Universal Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------
                                      Preferred Shares                                                Preferred Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------
                                      Investor Shares                                                 Investor Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------

------------------------------------- -------------------------------- ------------------------------ ---------------------
Daily Assets Cash Fund                Institutional Shares             Cash Fund                      Institutional Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------
                                      Universal Shares                                                Universal Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------
                                      Preferred Shares                                                Preferred Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------
                                      Investor Shares                                                 Investor Shares
------------------------------------- -------------------------------- ------------------------------ ---------------------

------------------------------------- -------------------------------- ------------------------------ ---------------------

                      AGREEMENT AND PLAN OF REORGANIZATION


     This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this 23rd day of April, 2003, by and between Monarch Funds (the "Trust"), a Massachusetts business trust, for itself and on behalf of its series listed in the Acquiring Funds column below (each an "Acquiring Fund") and Forum Funds ("Forum"), a Delaware statutory trust, for itself and on behalf of its series listed in the Target Funds column below (each a "Target Fund").

------------------------------------ --------------------------------------------- ---------------------------------
Acquiring Funds                                      TARGET FUNDS                            MASTER FUNDS
------------------------------------ --------------------------------------------- ---------------------------------

------------------------------------ --------------------------------------------- ---------------------------------
    Daily Assets Treasury Fund          Daily Assets Treasury Obligations Fund         Treasury Cash Portfolio
------------------------------------ --------------------------------------------- ---------------------------------
   Daily Assets Government Fund        Daily Assets Government Obligations Fund       Government Cash Portfolio
------------------------------------ --------------------------------------------- ---------------------------------
      Daily Assets Cash Fund                    Daily Assets Cash Fund                      Cash Portfolio
------------------------------------ --------------------------------------------- ---------------------------------

     WHEREAS, the parties desire that each Acquiring Fund acquire the assets and assume the liabilities of the Target Fund listed opposite the Acquiring Fund above ("Corresponding Target Fund") in exchange for shares of equal value of the Acquiring Fund and the distribution of those shares of the Acquiring Fund to the shareholders of the Corresponding Target Fund in connection with the dissolution and liquidation of the Corresponding Target Fund (each a "Reorganization"); and

     WHEREAS, each Acquiring Fund and each Target Fund (each a "Fund") is a feeder fund in a "master/feeder fund structure," pursuant to which each Acquiring Fund and its Corresponding Target Fund invest substantially all of their respective net investable assets in the subtrust of Core Trust (Delaware), a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act") ("Core Trust"), listed in the Master Funds column above (each such subtrust a "Corresponding Portfolio") and are the only interestholders therein, and each Corresponding Portfolio is classified for federal tax purposes as a partnership; and

     WHEREAS, the parties, for convenience, have structured this Plan so that it generally refers to a single Reorganization between a single Acquiring Fund and its Corresponding Target Fund, but intend for this Plan and its terms and conditions to apply to each Reorganization; and

     WHEREAS, the parties intend that the Reorganization qualify as a "reorganization" (as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code")), that the Acquiring Fund and the Target Fund each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization, and that this Plan be, and they adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations").

     NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

     1.   DEFINITIONS.

          In addition to the terms defined above, the following terms shall have the following meanings:

1933 ACT                        The Securities Act of 1933, as amended.

ACQUIRING CLASS                 The class of voting shares of the Acquiring Fund that the Trust will issue to the shareholders of the Corresponding Target Class set forth in Schedule A.


                                      -12-


ASSETS                          All property and assets of any kind the Target Fund owns at the Effective Time and all interests, rights, privileges and powers of or attributable to the Target Fund at that time, wherever located. Assets include all cash, cash equivalents, securities
                                (including the Target Fund's interest in its Corresponding Portfolio), claims (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables)
                                owned by or attributed to the Target Fund and any deferred or prepaid expense shown as an asset on the Target Fund's books.

ASSETS LIST                     A list of securities and other Assets and Known Liabilities of or attributable to the
                                Target Fund as of the date provided to the Trust.

BUSINESS DAY                    Each weekday except Federal holidays and other days that the Federal Reserve Bank of San
                                Francisco is closed.

CLOSING DATE                    June 6, 2003.

CORRESPONDING TARGET CLASS      The Target Fund share class set forth opposite the Acquiring Class in Schedule A.

EFFECTIVE TIME                  9:00 a.m. Eastern time on the Business Day following the Closing Date, or such other time as the parties may agree to in writing.

FUND                            The Acquiring Fund or the Target Fund, as the context may require.

KNOW, KNOWN OR KNOWLEDGE        Known after reasonable inquiry.

LIABILITIES                     All liabilities of, allocated or attributable to the Target Fund, whether Known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

N-14 REGISTRATION STATEMENT     The Trust's Registration Statement on Form N-14 under the 1940 Act that will register the shares of the Acquiring Fund to be issued in the Reorganization and will include the proxy materials necessary for shareholders of the Target Fund to consider approving the
                                Reorganization.

NET VALUE OF ASSETS             Value of Assets, determined in accordance with Section 3(a)(2), net of Liabilities.

REORGANIZATION DOCUMENTS        Such bills of sale, assignments, assumptions, and other instruments as desirable for the
                                Target Fund to transfer to the Acquiring Fund all right and title to and interest in the
                                Assets and for the Acquiring Fund to assume the Liabilities.

SCHEDULE A                      Schedule A to this Plan.

TARGET FINANCIAL STATEMENTS     The audited financial statements of the Target Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

VALUATION TIME                  The time on the Closing Date, the Business Day immediately preceding the Closing Date if the
                                Closing Date is not a Business Day, or such other date as the parties may agree to in writing, that the Trust determines the net asset value of the shares of the Acquiring Fund and the Net
                                Value of Assets. Unless otherwise agreed to in writing, the Valuation Time shall be at the time of day then set forth in the Target Fund's Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

     2.   REGULATORY FILINGS AND SHAREHOLDER ACTION.

          (c) The Trust shall promptly prepare and file the N-14 Registration Statement with the SEC. The Trust and Forum shall promptly prepare and file any other appropriate regulatory filings, including, without limitation, filings with federal, state or foreign securities regulatory authorities.

          (d) The parties shall seek an order of the SEC, if appropriate, providing them with any necessary relief from Section 17 of the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

          (e) As soon as practicable after the effective date of the N-14 Registration Statement, the Target Fund shall hold a shareholder meeting to consider and approve this Plan and such other matters as Forum's Board of Trustees may determine.

     3. TRANSFER OF ASSETS AND RELATED TRANSACTIONS. The Trust and Forum shall take the following steps with respect to the Reorganization:

          (b) On or prior to the Closing Date, (i) Forum shall endeavor to pay or make reasonable provision to pay all of the Liabilities, expenses, costs and charges of or attributable to the Target Fund that are Known to the Target Fund and that are due and payable as of the Closing Date, and (ii) the Target Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its "investment company taxable income" (as defined in section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid) and substantially all of its "net capital gain," if any (as defined in section 1222(11)) for the current taxable year through the Effective Time.

(b) At the Effective Time, Forum shall assign, transfer, deliver and convey all of the Assets to the Acquiring Fund, subject to all of the Liabilities. The Trust shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) all of the Assets at or after the Effective Time shall become and be the assets of the Acquiring Fund and
     (ii) all of the  Liabilities  at the  Effective  Time  shall  attach to the
     Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund. As a result of such transfer of Assets (including the Target Fund's interest in its Corresponding Portfolio), the Acquiring Fund will become the sole interestholder in such subtrust, whereupon such subtrust will distribute its assets in kind to the Acquiring Fund and will be terminated as a subtrust of Core Trust.

(c) Forum shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following bases:

               (1) In exchange for the transfer of the Assets, the Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Trust shall determine the number of shares of each Acquiring Class to be issued by dividing the Net Value of Assets attributable to the Corresponding Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the Net Value of Assets attributable to the Corresponding Target Class.

               (2) The parties shall determine, as of the Valuation Time, the net asset value of the Acquiring Fund shares to be delivered and the Net Value of Assets to be conveyed, substantially in accordance with the Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

               (3) Forum shall transfer the Assets with good and marketable title to the Trust for the benefit the Acquiring Fund. Forum shall transfer all cash in the form of immediately available funds payable to the order of the Trust for the benefit of the Acquiring Fund. Forum shall transfer any of the Assets that were not transferred to the Trust at the Effective Time to the Trust at the earliest practicable date thereafter.

          (d) The foregoing steps, together with all other related acts necessary to consummate the Reorganization, shall occur at the Trust's principal office on the Closing Date, or at such other place as the parties may agree on. All steps and acts shall be deemed to take place simultaneously at the Effective Time.

          (e) Promptly after the Closing Date (usually within one week), Forum will deliver to the Trust a Statement of Assets and Liabilities of the Target Fund as of the Closing Date.

     4. DISSOLUTION AND LIQUIDATION OF THE TARGET FUND, REGISTRATION OF SHARES AND ACCESS TO RECORDS. The Trust and Forum also shall take the following steps in connection with the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, the Target Fund shall dissolve and liquidate by transferring to shareholders of record as of the Effective Time of each Corresponding Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Corresponding Target Class held by the shareholder. Each Corresponding Target Class shareholder also shall have the right to receive any unpaid dividends or other distributions that the Target Fund declared with respect to the shareholder's Corresponding Target Class shares at or before the Effective Time. The Trust shall record on the Acquiring Fund's books the ownership by the shareholders of the respective Acquiring Fund shares, certificates for which will not be issued; the Target Fund shall simultaneously redeem and cancel on its books all of its issued and outstanding shares of each Corresponding Target Class. The Target Fund shall then wind up its affairs and dissolve as soon as is reasonably possible, but in no event more than six (6) months after the Effective Time, and in accordance with all applicable laws and regulations.

(b) If a Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the
     Acquiring Fund with an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; (ii) if any of the shares is outstanding in certificate form, deliver to the Acquiring Fund the certificate representing such shares; and (iii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

(c) At and after the Closing Date, Forum shall provide the Trust and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund shareholders and the number and percentage ownership of the outstanding shares of the Corresponding Target Classes owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Target Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, its records as required by Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.

     5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FORUM. Forum, on behalf of itself and, as appropriate, the Target Fund, represents and warrants to, and agrees with, the Trust as follows:

          (a) Forum is a statutory trust, validly existing and in good standing under the laws of the State of Delaware. Forum's Board of Trustees has duly established and designated the Target Fund as a series of Forum and each Corresponding Target Class as a class of the Target Fund. Forum is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect. Before January 1, 1997, Forum "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since.

(b) Forum has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, and to enter into this Plan and to consummate the transactions contemplated herein.

          (d) Forum's Board of Trustees has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of Forum have executed and delivered this Plan. Assuming due execution and delivery of this Plan by the Trust, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referenced in Section 2(c), the consummation of the transactions contemplated by this Plan will not, violate Forum's Trust Instrument or By-Laws. Except for obtaining the approval of Target Fund shareholders, Forum does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

          (e) The Target Fund is a "fund" (as defined in Section 851(g)(2) of the Code); it has qualified for treatment as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code ("RIC") for each taxable year since the commencement of its operations and qualifies and shall continue to qualify for treatment as a RIC for its taxable year which includes the Effective Time; it will invest its assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of such Subchapter M did not apply to it.

          (f) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target Fund shareholder meeting and at the Effective Time, insofar as they relate to Forum and the Target Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, the rules and regulations thereunder and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(f) Forum has duly authorized and validly issued all of its issued and outstanding shares and all of the shares are validly outstanding, fully paid and non-assessable, and are offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase Target Fund shares, nor are there any securities convertible into Target Fund shares.

(g) Forum shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distributions deemed advisable in anticipation of the Reorganization (including distributions pursuant to Section 3(a)(2) hereof). From the date it commenced operations through the Effective Time, the Target Fund shall conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and before the Effective Time the Target Fund will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying the Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC, or (b) otherwise change its historic investment policies.

(h) At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(i) The Target Financial Statements, copies of which have been previously delivered to the Trust, fairly present the financial position of the Target Fund as of its most recent fiscal year-end and the results of its operations and changes in its net assets for the periods indicated. The Target Financial Statements are in accordance with generally accepted accounting principles consistently applied.

(j) To the Knowledge of the Trust, the Target Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the Target Financial Statements, and Liabilities set forth in the Assets List.

(k) Forum does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Target Fund or the Assets or its businesses. Forum does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or the Assets or its ability to consummate the transactions contemplated by the Plan.

(l) Except for contracts, agreements, franchises, licenses, or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, Forum is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Target Fund.

(m) Forum has filed federal income tax returns of the Target Fund, copies of which have been previously delivered to the Trust, for all completed taxable years, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

(n) Since the date of the Target Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

               (o) The Target Fund incurred the Liabilities in the ordinary course of its business.

               (p) The Target Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code).

               (q)  During the five-year  period  ending at the Effective  Time,
                    (a) neither the Target Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Fund shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than

                    Acquiring Fund shares or Target Fund shares, except for shares redeemed in the ordinary course of the Target Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Fund shares, other than normal, regular dividend distributions made pursuant to the Target Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code.

               (r) Not more than 25% of the value of the Target Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

     6. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust, on behalf of itself and, as appropriate, the Acquiring Fund, represents and warrants to, and agrees with Forum as follows:

(a) The Trust is organized as a business trust duly created, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Trust's Board of Trustees has duly established and designated the Acquiring Fund as a series of the Trust and each Acquiring Class as a class of the Acquiring Fund. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect. Before January 1, 1997, the Trust "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since.

(b) The Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, and to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Trust's Board of Trustees has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered this Plan. Assuming due execution and delivery of this Plan by the Trust, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Trust's Trust Instrument or By-Laws. The Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

               (f) The Acquiring Fund is a "fund" (as defined in Section 851(g)(2) of the Code); it has qualified for treatment as a RIC for each taxable year since the commencement of its operations and qualifies and shall continue to qualify for treatment as a RIC for its taxable year which includes the Effective Time; it will invest its assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of such Subchapter M did not apply to it.

(e) The materials included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to shareholders, at the time of the Target Fund shareholder meeting and at the Effective Time of the Reorganization, insofar as they relate to the Trust and the Acquiring Fund (i) shall comply in all material respects with the applicable provisions of the 1933 Act and the 1940 Act, the rules and regulations thereunder and state securities laws, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

(f) The Trust shall duly authorize the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(g) The Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquiring Fund or its assets or businesses. There are no facts that the Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or assets or its ability to consummate the transactions contemplated herein.

(h) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Acquiring Fund.

(i) The Trust has filed federal income tax returns of the Acquiring Fund, copies of which have been previously delivered to Forum, for all completed taxable years, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

               (j) The Trust has made all state filings to register each Acquiring Class in each jurisdiction that the Corresponding Target Class is currently registered and all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

               (k) Since August 31, 2002, there has been no material adverse change in the financial condition, business, properties or assets of the Acquiring Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

               (l) No consideration other than Acquiring Fund shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

               (m) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund shares, any Acquiring Fund shares issued to the Target Fund's shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act.

               (n) Following the Reorganization, the Acquiring Fund (a) will continue the Target Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of the Target Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, the Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status.

               (o) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization.

               (p) Immediately after the Reorganization, (a) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items and U.S. government securities) will be invested in the stock and securities of any one issuer and
                    (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

               (q) The Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund.

(r) During the five-year period ending at the Effective Time, neither the Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Fund shares with consideration other than Acquiring Fund shares.

     6A.  CERTAIN  REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS  OF EACH  FUND.
          Forum, on behalf of itself and, as appropriate, the Target Fund, represents and warrants to, and agrees with, the Trust, and the Trust, on behalf of itself and, as appropriate, the Acquiring Fund, represents and warrants to, and agrees with, Forum, as follows:

          (a) The fair market value of the Acquiring Fund shares each Target Fund shareholder receives will be approximately equal to the fair market value of the Target Fund shares it constructively surrenders in exchange therefor.

          (b) Its management (a) is unaware of any plan or intention of the Target Fund's shareholders to redeem, sell or otherwise dispose of (i) any portion of their Target Fund shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund shares they receive in the Reorganization to any person "related" (within such meaning) to the Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Target Fund as a series of an open-end investment company, (c) expects that the percentage of Target Fund shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Target Fund shares immediately following the Reorganization.

          (c) Each Target Fund shareholder will pay his or her own expenses (including fees of personal investment or tax advisors for advice regarding the Reorganization), if any, he or she incurs in connection with the Reorganization.

          (d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

          (e) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

          (f) Pursuant to the Reorganization, the Target Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Target Fund held immediately before the Reorganization. For the purposes of the foregoing, any amounts the Target Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization.

          (g) None of the compensation received by any Target Fund shareholder who is an employee of or service provider to the Target Fund will be separate consideration for, or allocable to, any of the Target Fund shares that shareholder held; none of the Acquiring Fund shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement or other service agreement; and the consideration paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

          (h)  Immediately   after  the   Reorganization,   the  Target   Fund's
               shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of the Acquiring Fund.

          (i) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

(j) The aggregate value of the acquisitions, redemptions and distributions limited by Sections 5(q), 6(m) and 6(r) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Target Fund at the Effective Time.

     7. CONDITIONS TO FORUM'S OBLIGATIONS. The obligations of Forum set forth herein shall be subject to the following conditions precedent:

          (a) The Trust shall have duly executed and delivered its applicable Reorganization Documents to Forum.

(b) The Target Fund's shareholders shall have approved this Plan in the manner required by Forum's Trust Instrument and applicable law. If the Target Fund shareholders fail to approve this Plan, that failure shall release Forum's obligations with respect to the Target Fund under this Plan.

(c) The Trust shall have delivered to Forum a certificate dated as of the Closing Date and executed in its name by the Secretary or Assistant Secretary of the Trust, in a form reasonably satisfactory to Forum, stating that the representations and warranties of the Trust in this Plan are true and correct in all material respects at and as of the Effective Time.

          (e) Forum shall have received an opinion of Kirkpatrick & Lockhart LLP with respect to the tax matters specified in Section 8(d) addressed to Forum and the Trust in form and substance reasonably satisfactory to them, and dated as of the Closing Date.

          (f) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares, and the SEC shall not have instituted or, to the Knowledge of the Trust, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

          (f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Reorganization.

(g) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(h) The Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

(i) Forum shall have received from the Trust a duly executed instrument whereby the Acquiring Fund assumes all of the Liabilities of or attributable to the Target Fund.

(j) Neither party shall have terminated this Plan pursuant to Section 10 of this Plan.

(k) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit consummation of the Reorganization.

(l) The parties shall have received a certificate from Forum Financial Group, LLC stating that it and/or its affiliates will pay all audit, legal and proxy solicitation costs incurred by the Funds in connection with the Reorganization.

(m) Forum's Board of Trustees, including a majority of the trustees who are not "interested persons" (as that term is defined in section 2(a)(19) of the 1940 Act) of Forum or the Trust ("Independent Trustees"), shall have determined that the Target Fund's participation in the Reorganization is in the best interests of the Target Fund and that the interests of its existing shareholders will not be diluted as a result of the Reorganization.

               (n) The Parties shall have received such assurances as they deem appropriate with respect to the audited and PRO FORMA financial information of the Funds contained in the N-14 Registration Statement.

     8. CONDITIONS TO THE TRUST'S OBLIGATIONS. The obligations of the Trust set forth herein shall be subject to the following conditions precedent:

(a) Forum shall have duly executed and delivered its applicable Reorganization Documents to the Trust.

          (b) The Target Fund's shareholders shall have approved this Plan in the manner required by Forum's Trust Instrument and applicable law. If the Target Fund shareholders fail to approve this Plan, that failure shall release the Trust's obligations with respect to the Acquiring Fund under this Plan.

          (c) Forum shall have delivered to the Trust a certificate dated as of the Closing Date executed in its name by its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Trust, stating that the representations and warranties of Forum in this Plan are true and correct in all material respects at and as of the Effective Time.

          (d) The Trust shall have received an opinion of Kirkpatrick & Lockhart LLP addressed to the Trust and Forum in form and substance reasonably satisfactory to them, dated as of the Closing Date, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Plan, which such counsel may treat as representations and warranties made to it, and in separate letters addressed to such counsel and certificates delivered pursuant to this Plan. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

               (1) The Reorganization will qualify as a "reorganization" (as defined in Code Section 368(a)) and each Fund will be a "party to a reorganization" (within the meaning of Code
                    Section 368(b)).

               (2) The Target Fund shareholders will recognize no gain or loss on their receipt of Acquiring Fund shares constructively in exchange for their Target Fund shares pursuant to the Reorganization.

               (3) The Target Fund will recognize no gain or loss on the transfer of all of the Assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of the Liabilities pursuant to the Reorganization or on its distribution of those shares to its shareholders pursuant to its liquidation in constructive exchange for their Target Fund shares.

               (4) The Acquiring Fund will recognize no gain or loss on its acquisition of all of the Assets in exchange solely for Acquiring Fund shares and its assumption of the Liabilities.

               (5) The aggregate tax basis in the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Reorganization will equal the aggregate tax basis in the Target Fund shares surrendered in exchange therefor, and the shareholder's holding period for the Acquiring Fund shares will include the period that the shareholder held the Target Fund shares exchanged therefor, provided that the shareholder held such Target Fund shares as a capital asset at the Effective Time.

               (6) The Acquiring Fund's basis in the Assets will equal the Target Fund's basis in the Assets immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the period during which the Target Fund held the Assets.

               (7) The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Code Section 381(c), including the earnings and profits, or deficit in earnings and profits, of the Target Fund as of the Effective Time. The Acquiring Fund will take these items into account subject to the conditions and limitations specified in Code Sections 381, 382, 383 and 384 and applicable regulations thereunder.

          (e) The N-14 Registration Statement shall have become effective under the 1933 Act as to the Acquiring Fund's shares, and the SEC shall not have instituted or, to the Knowledge of the Trust, contemplated instituting, any stop order suspending the effectiveness of the N-14 Registration Statement.

(f) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(g) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

          (h) Forum shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

(i) Neither party shall have terminated this Plan pursuant to Section 10 of this Plan.

(j) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit consummation of the Reorganization.

          (k)  The  parties  shall  have  received  a  certificate   from  Forum
               Financial Group, LLC stating that it and/or its affiliates will pay all audit, legal and proxy solicitation costs incurred by the Funds in connection with the Reorganization.

          (l) The Board of Trustees of the Trust, including its Independent Trustees, shall have determined that the Acquiring Fund's participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of its existing shareholders will not be diluted as a result of the Reorganization.

          (m) The Parties shall have received such assurances as they deem appropriate with respect to the audited and PRO FORMA financial information of the Funds contained in the N-14 Registration Statement.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

     10. TERMINATION OF PLAN. A majority of a party's Board of Trustees may terminate this Plan, by giving notice to the other party, at any time before the Effective Time if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees determines that the consummation of the Reorganization is not in the best interests of shareholders.

     11. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

     12. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

     13. AMENDMENTS. The parties may, by agreement in writing authorized by its respective Boards of Trustees, amend this Plan at any time before or after the Target Fund's shareholders approve this Plan. However, after the Target Fund's shareholders have approved this Plan, the parties may not amend this Plan in a manner that materially alters the obligations of either party with respect to the Reorganization. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time by mutual agreement.

     14. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

     15. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganization, as the other shall deem necessary, advisable or appropriate.

     16. UPDATING OF N-14 REGISTRATION STATEMENT. If at any time prior to the Effective Date, a party becomes aware of any material information that is not reflected in the N-14 Registration Statement, the party discovering the information shall promptly notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC, and, if appropriate, distributing to shareholders appropriate disclosure with respect to the information.

     17. LIMITATION ON LIABILITIES. The obligations of Forum and the Target Fund or the Trust and the Acquiring Fund shall not bind any of their respective Trustees, shareholders, nominees, officers, agents, or employees of Forum or the Trust personally, but shall bind only the assets and property of the Target Fund and Acquiring Fund, respectively. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Target Fund or the Acquiring Fund, as appropriate.

     18. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

          For Forum:

                   Leslie K. Klenk
                   Forum Financial Group, LLC
                   Two Portland Square
                   Portland, Maine 04101

          With copies to:

                   Anthony C.J. Nuland, Esq.
                   Seward & Kissel LLP
                   1200 G Street, N.W., Suite 350
                   Washington, D.C. 20005

          For Monarch:

                   Patrick J. Keniston
                   Forum Financial Group, LLC
                   Two Portland Square
                   Portland, ME 04101

          With copies to:

                   Robert J. Zutz, Esq.
                   Kirkpatrick & Lockart LLP
                   1800 Massachusetts Avenue, NW
                   Washington, D.C. 20036-1800

     19. GENERAL. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.


                           THE REMAINDER OF THIS PAGE
                          WAS INTENTIONALLY LEFT BLANK

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

                                                     FORUM FUNDS,
                                                     for itself and on behalf of each of Daily Assets
                                                     Treasury Obligations Fund, Daily Assets Government
                                                     Obligations Fund, and Daily Assets Cash Fund
ATTEST:


____________________________________________         By:    ______________________________________________
Name:                                                Name:  John Y. Keffer
Title:                                               Title:    President



                                                     MONARCH FUNDS,
                                                     for itself and on behalf of each of Daily Assets Treasury
                                                     Fund, Daily Assets Government Fund, and Daily Assets
                                                     Cash Fund
ATTEST:

____________________________________________         By:    ______________________________________________
Name:                                                Name:    Thomas G. Sheehan
Title:                                               Title:    Vice President

                                   SCHEDULE A


  Corresponding Class Table

-------------------------------- ------------------------------ ------------------------------ -----------------------------
                                                                CORRESPONDING                  CORRESPONDING
ACQUIRING FUND                   ACQUIRING CLASS                TARGET FUND                    TARGET CLASS
-------------------------------- ------------------------------ ------------------------------ -----------------------------

  DAILY ASSETS TREASURY FUND     Universal Shares               DAILY ASSETS TREASURY          Institutional Shares
                                 Institutional Service Shares   OBLIGATIONS FUND               Institutional Service Shares
-------------------------------- ------------------------------ ------------------------------ -----------------------------

DAILY ASSETS                     Universal Shares               DAILY ASSETS GOVERNMENT        Institutional Shares
GOVERNMENT FUND                  Institutional Service Shares   OBLIGATIONS FUND               Institutional Service Shares
                                 Investor Shares                                               Investor Shares
-------------------------------- ------------------------------ ------------------------------ -----------------------------

    DAILY ASSETS CASH FUND       Universal Shares                  DAILY ASSETS CASH FUND      Institutional Shares
                                 Institutional Service Shares                                  Institutional Service Shares
                                 Investor Shares                                               Investor Shares
-------------------------------- ------------------------------ ------------------------------ -----------------------------

                                    AGREEMENT AND PLAN OF REORGANIZATION


     This AGREEMENT AND PLAN OF REORGANIZATION (the "Plan") is made as of this 10th day of June, 2003, by and between Monarch Funds (the "Trust"), a
Massachusetts business trust, for itself and on behalf of the Daily Assets Government Obligations Fund (the "Acquiring Fund") and Forum Funds ("Forum"), a Delaware statutory trust, for itself and on behalf of the Daily Assets Government Fund (the "Target Fund").

     WHEREAS, the parties desire that the Acquiring Fund acquire the assets and assume the liabilities of the Target Fund in exchange for shares of equal value of the Acquiring Fund and the distribution of those shares of the Acquiring Fund to the shareholders of the Target Fund in connection with the dissolution and liquidation of the Target Fund (the "Reorganization"); and

     WHEREAS, the parties intend that the Reorganization qualify as a "reorganization" (as defined in Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code")), that the Acquiring Fund and the Target Fund each be a "party to a reorganization," within the meaning of Section 368(b) of the Code, with respect to the Reorganization, and that this Plan be, and they adopt it as, a "plan of reorganization" within the meaning of the regulations under the Code ("Regulations").

     NOW, THEREFORE, in accordance with the mutual promises described herein, the parties agree as follows:

     1.   DEFINITIONS.

          In addition to the terms defined above, the following terms shall have the following meanings:

1933 ACT                        The Securities Act of 1933, as amended.

ACQUIRING CLASS                 The class of voting shares of the Acquiring Fund that the Trust will issue to the shareholders of the Target Fund set forth in Schedule A.

ASSETS                          All property and assets of any kind the Target Fund owns at the Effective Time and all interests, rights, privileges and powers of or attributable to the Target Fund at that time, wherever located. Assets include all cash, cash equivalents, securities, claims
                                (whether absolute or contingent, Known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables (including dividend and interest receivables) owned by or attributed to the Target Fund and any deferred or prepaid expense shown as an asset on the Target Fund's books.

ASSETS LIST                     A list of securities and other Assets and Known Liabilities of or attributable to the Target
                                Fund as of the date provided to the Trust.

BUSINESS DAY                    Each weekday except Federal holidays and other days that the Federal Reserve Bank of San
                                Francisco is closed.

CLOSING DATE                    July 15, 2003.

EFFECTIVE TIME                  9:00 a.m. Eastern time on the Business Day following the Closing Date, or such other time as the parties may agree to in writing.

FUND                            The Acquiring Fund or the Target Fund, as the context may require.

KNOW, KNOWN OR KNOWLEDGE        Known after reasonable inquiry.

LIABILITIES                     All liabilities of, allocated or attributable to the Target Fund, whether Known or


                                      -28-


                                unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured.

NET VALUE OF ASSETS             Value of Assets, determined in accordance with Section 3(a)(2), net of Liabilities.

REORGANIZATION DOCUMENTS        Such bills of sale, assignments, assumptions, and other instruments as desirable for the
                                Target Fund to transfer to the Acquiring Fund all right and title to and interest in the
                                Assets and for the Acquiring Fund to assume the Liabilities.

SCHEDULE A                      Schedule A to this Plan.

TARGET CLASS                    The class of voting shares of the Target Fund set forth in Schedule A.

TARGET FINANCIAL STATEMENTS     The audited financial statements of the Target Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of the Target Fund for its most recently completed semi-annual period.

VALUATION TIME                  The time on the Closing Date, the Business Day immediately preceding the Closing Date if the
                                Closing Date is not a Business Day, or such other date as the parties may agree to in writing, that the Trust determines the net asset value of the shares of the Acquiring Fund and the Net
                                Value of Assets. Unless otherwise agreed to in writing, the Valuation Time shall be at the time of day then set forth in the Target Fund's Registration Statement on Form N-1A as the time of day at which net asset value is calculated.

     2.   REGULATORY FILINGS AND SHAREHOLDER ACTION.

          (g) The Trust and Forum shall promptly prepare and file all appropriate regulatory filings, including, without limitation, filings with federal, state or foreign securities regulatory authorities.

          (h) The parties shall seek an order of the SEC, if appropriate, providing them with any necessary relief from Section 17 of the 1940 Act to permit them to consummate the transactions contemplated by this Plan.

          (i) Prior to the Closing Date, the Target Fund shall hold a shareholder meeting to consider and approve this Plan and such other matters as Forum's Board of Trustees may determine.

     3. TRANSFER OF ASSETS AND RELATED TRANSACTIONS. The Trust and Forum shall take the following steps with respect to the Reorganization:

          (c) On or prior to the Closing Date, (i) Forum shall endeavor to pay or make reasonable provision to pay all of the Liabilities, expenses, costs and charges of or attributable to the Target Fund that are Known to the Target Fund and that are due and payable as of the Closing Date, and (ii) the Target Fund shall declare and pay to its shareholders a dividend and/or other distribution in an amount large enough so that it will have distributed substantially all (and in any event not less than 90%) of its "investment company taxable income" (as defined in section 852(b)(2) of the Code, computed without regard to any deduction for dividends paid) and substantially all of its "net capital gain," if any (as defined in section 1222(11)) for the current taxable year through the Effective Time.

(b) At the Effective Time, Forum shall assign, transfer, deliver and convey all of the Assets to the Acquiring Fund, subject to all of the Liabilities. The Trust shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) all of the Assets at or after the Effective Time shall become and be the assets of the Acquiring Fund and
     (ii) all of the Liabilities at the Effective Time shall attach to the Acquiring Fund, enforceable against the Acquiring Fund to the same extent as if initially incurred by the Acquiring Fund.

(c) Forum shall assign, transfer, deliver and convey the Assets to the Acquiring Fund at the Effective Time on the following bases:

                    (1) In exchange for the transfer of the Assets, the Trust shall simultaneously issue and deliver to the Target Fund full and fractional shares of beneficial interest of each Acquiring Class. The Trust shall determine the number of shares of each Acquiring Class to be issued by dividing the Net Value of Assets attributable to the Target Class by the net asset value of one Acquiring Class share. Based on this calculation, the Trust shall issue shares of beneficial interest of each Acquiring Class with an aggregate net asset value equal to the Net Value of Assets attributable to the Target Class.

                    (2) The parties shall determine, as of the Valuation Time, the net asset value of the Acquiring Fund shares to be delivered and the Net Value of Assets to be conveyed, substantially in accordance with the Trust's current valuation procedures. The parties shall make all computations to the fourth decimal place or such other decimal place as the parties may agree to in writing.

                    (3)  Forum   shall   transfer   the  Assets  with  good  and
                         marketable title to the Trust for the benefit the Acquiring Fund. Forum shall transfer all cash in the form of immediately available funds payable to the order of the Trust for the benefit of the Acquiring Fund. Forum shall transfer any of the Assets that were not transferred to the Trust at the Effective Time to the Trust at the earliest practicable date thereafter.

          (d) The foregoing steps, together with all other related acts necessary to consummate the Reorganization, shall occur at the Trust's principal office on the Closing Date, or at such other place as the parties may agree on. All steps and acts shall be deemed to take place simultaneously at the Effective Time.

          (e) Promptly after the Closing Date (usually within one week), Forum will deliver to the Trust a Statement of Assets and Liabilities of the Target Fund as of the Closing Date.

     4. DISSOLUTION AND LIQUIDATION OF THE TARGET FUND, REGISTRATION OF SHARES AND ACCESS TO RECORDS. The Trust and Forum also shall take the following steps in connection with the Reorganization:

(a) At or as soon as reasonably practical after the Effective Time, the Target Fund shall dissolve and liquidate by transferring to shareholders of record as of the Effective Time of the Target Class full and fractional shares of beneficial interest of the Acquiring Class equal in value to the shares of the Target Class held by the shareholder. The Target Class shareholder also shall have the right to receive any unpaid dividends or other distributions that the Target Fund declared with respect to the shareholder's Target Class shares at or before the Effective Time. The Trust shall record on the Acquiring Fund's books the ownership by the shareholders of the respective Acquiring Fund shares, certificates for which will not be issued; the Target Fund shall simultaneously redeem and cancel on its books all of its issued and outstanding shares of the Target Class. The Target Fund shall then wind up its affairs and dissolve as soon as is reasonably possible, but in no event more than six (6) months after the Effective Time, and in accordance with all applicable laws and regulations.

(b) If the Target Fund shareholder requests a change in the registration of the shareholder's Acquiring Fund shares to a person other than the shareholder, the Acquiring Fund shall require the shareholder to (i) furnish the
     Acquiring Fund with an instrument of transfer properly endorsed, accompanied by any required signature guarantees and otherwise in proper form for transfer; (ii) if any of the shares is outstanding in certificate form, deliver to the Acquiring Fund the certificate representing such shares; and (iii) pay to the Acquiring Fund any transfer or other taxes required by reason of such registration or establish to the reasonable satisfaction of the Acquiring Fund that such tax has been paid or does not apply.

(c) At and after the Closing Date, Forum shall provide the Trust and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Target Fund shareholders and the number and percentage ownership of the outstanding shares of the Target Classes owned by each shareholder as of the Effective Time and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Target Fund shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Target Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, its records as required by
     Section 31 of and Rules 31a-1 and 31a-2 under the 1940 Act.

          5. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF FORUM. Forum, on behalf of itself and, as appropriate, the Target Fund, represents and warrants to, and agrees with, the Trust as follows:

               (a) Forum is a statutory trust, validly existing and in good standing under the laws of the State of Delaware. Forum's Board of Trustees has duly established and designated the Target Fund as a series of Forum and the Target Class as a class of the Target Fund. Forum is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect. Before January 1, 1997, Forum "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since.

(b) Forum has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, and to enter into this Plan and to consummate the transactions contemplated herein.

               (g) Forum's Board of Trustees has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of Forum have executed and delivered this Plan. Assuming due execution and delivery of this Plan by the Trust, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of shareholders referenced in Section 2(c), the consummation of the transactions contemplated by this Plan will not, violate Forum's Trust Instrument or By-Laws. Except for obtaining the approval of Target Fund shareholders, Forum does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

               (h) The Target Fund is a "fund" (as defined in Section 851(g)(2) of the Code); it has qualified for treatment as a regulated investment company under Part I of Subchapter M of Subtitle A, Chapter 1, of the Code ("RIC") for each taxable year since the commencement of its operations and qualifies and shall continue to qualify for treatment as a RIC for its taxable year which includes the Effective Time; it will invest its assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of such Subchapter M did not apply to it.

(e) Forum has duly authorized and validly issued all of its issued and outstanding shares and all of the shares are validly outstanding, fully paid and non-assessable, and are offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase Target Fund shares, nor are there any securities convertible into Target Fund shares.

(f) Forum shall operate the business of the Target Fund in the ordinary course between the date hereof and the Effective Time, it being agreed that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other distributions deemed advisable in anticipation of the Reorganization (including distributions pursuant to Section 3(a)(2) hereof). From the date it commenced operations through the Effective Time, the Target Fund shall conduct its "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) in a substantially unchanged manner; and before the Effective Time the Target Fund will not (a) dispose of and/or acquire any assets (i) for the purpose of satisfying the Acquiring Fund's investment objective or policies or (ii) for any other reason except in the ordinary course of its business as a RIC, or (b) otherwise change its historic investment policies.

(g) At the Effective Time, the Target Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

(h) The Target Fund's Financial Statements, copies of which have been previously delivered to the Trust, fairly present the financial position of the Target Fund as of its most recent fiscal year-end and the results of its operations and changes in its net assets for the periods indicated. The Target Fund's Financial Statements are in accordance with generally accepted accounting principles consistently applied.

(i) To the Knowledge of the Trust, the Target Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in the Target Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the Target Financial Statements, and Liabilities set forth in the Assets List.

(j) Forum does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Target Fund or the Assets or its businesses. Forum does not Know of any facts that it currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Target Fund. For purposes of this provision, investment underperformance or negative investment performance shall not be deemed to constitute such facts, provided all required performance disclosures have been made. The Target Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or the Assets or its ability to consummate the transactions contemplated by the Plan.

(k) Except for contracts, agreements, franchises, licenses, or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, Forum is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Target Fund.

(l) Forum has filed federal income tax returns of the Target Fund, copies of which have been previously delivered to the Trust, for all completed taxable years, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

(m) Since the date of the Target Fund's Financial Statements, there has been no material adverse change in the financial condition, results of operations, business, properties or assets of the Target Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

               (n) The Target Fund incurred the Liabilities in the ordinary course of its business.

               (o) The Target Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in section 368(a)(3)(A) of the Code).

               (p)  During the five-year  period  ending at the Effective  Time,
                    (a) neither the Target Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Fund shares, either directly or through any transaction, agreement, or arrangement with any other person, with consideration other than

                    Acquiring Fund shares or Target Fund shares, except for shares redeemed in the ordinary course of the Target Fund's business as a series of an open-end investment company as required by section 22(e) of the 1940 Act, and (b) no distributions will have been made with respect to Target Fund shares, other than normal, regular dividend distributions made pursuant to the Target Fund's historic dividend-paying practice and other distributions that qualify for the deduction for dividends paid (within the meaning of section 561 of the Code) referred to in sections 852(a)(1) and 4982(c)(1)(A) of the Code.

               (q) Not more than 25% of the value of the Target Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

     6. CERTAIN REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE TRUST. The Trust, on behalf of itself and, as appropriate, the Acquiring Fund, represents and warrants to, and agrees with Forum as follows:

(a) The Trust is organized as a business trust duly created, validly existing and in good standing under the laws of the Commonwealth of Massachusetts. The Trust's Board of Trustees has duly established and designated the Acquiring Fund as a series of the Trust and the Acquiring Class as a class of the Acquiring Fund. The Trust is registered with the SEC as an open-end management investment company under the 1940 Act, and such registration is in full force and effect. Before January 1, 1997, the Trust "claimed" classification for federal tax purposes as an association taxable as a corporation and has not elected otherwise since.

(b) The Trust has the power and all necessary federal, state and local qualifications and authorizations to own all of its properties and assets, to carry on its business as now being conducted and described in its currently effective Registration Statement on Form N-1A, and to enter into this Plan and to consummate the transactions contemplated herein.

(c) The Trust's Board of Trustees has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Trust have executed and delivered this Plan. Assuming due execution and delivery of this Plan by the Trust, this Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not, violate the Trust's Trust Instrument or By-Laws. The Trust does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

               (j) The Acquiring Fund is a "fund" (as defined in Section 851(g)(2) of the Code); it has qualified for treatment as a RIC for each taxable year since the commencement of its operations and qualifies and shall continue to qualify for treatment as a RIC for its taxable year which includes the Effective Time; it will invest its assets at all times through the Effective Time in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of such Subchapter M did not apply to it.

(e) The Trust shall duly authorize the Acquiring Fund shares to be issued and delivered to the Target Fund as of the Effective Time. When issued and delivered, the Acquiring Fund shares shall be duly and validly issued, fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any preemptive right of subscription or purchase in respect of them. There are no outstanding options, warrants or other rights to subscribe for or purchase Acquiring Fund shares, nor are there any securities convertible into Acquiring Fund shares.

(f) The Trust does not Know of any claims, actions, suits, investigations or proceedings of any type pending or threatened against the Acquiring Fund or its assets or businesses. There are no facts that the Trust currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against it. The Acquiring Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, business, properties or assets or its ability to consummate the transactions contemplated herein.

(g) Except for contracts, agreements, franchises, licenses or permits entered into or granted in the ordinary course of its business, in each case under which no material default exists, the Trust is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever on behalf of the Acquiring Fund.

(h) The Trust has filed federal income tax returns of the Acquiring Fund, copies of which have been previously delivered to Forum, for all completed taxable years, and has paid all taxes payable pursuant to such returns. No such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) The Trust has made all state filings to register the Acquiring Class in each jurisdiction that the Target Class is currently registered and all necessary steps have been taken under all relevant jurisdictions' securities laws to consummate the Reorganization.

               (j) Since August 31, 2002, there has been no material adverse change in the financial condition, business, properties or assets of the Acquiring Fund. For all purposes under this Plan, investment underperformance, negative investment performance and/or investor redemptions shall not be considered material adverse changes, provided all required performance disclosures have been made.

               (k) No consideration other than Acquiring Fund shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

               (l) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it, have any plan or intention to acquire -- during the five-year period beginning at the Effective Time, either directly or through any transaction, agreement, or arrangement with any other person -- with consideration other than Acquiring Fund shares, any Acquiring Fund shares issued to the Target Fund's shareholders pursuant to the Reorganization, except for redemptions in the ordinary course of such business as required by section 22(e) of the 1940 Act.

               (m) Following the Reorganization, the Acquiring Fund (a) will continue the Target Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) and (b) will use a significant portion of the Target Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; in addition, the Acquiring Fund (c) has no plan or intention to sell or otherwise dispose of any of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC and (d) expects to retain substantially all the Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status.

               (n) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or a corporation or any "fund" thereof (as defined in section 851(g)(2) of the Code) following the Reorganization.

               (o) Immediately after the Reorganization, (a) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items and U.S. government securities) will be invested in the stock and securities of any one issuer and
                    (b) not more
                    than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

               (p) The Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund.

(q) During the five-year period ending at the Effective Time, neither the Acquiring Fund nor any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to it will have acquired Target Fund shares with consideration other than Acquiring Fund shares.

     6A.  CERTAIN  REPRESENTATIONS,  WARRANTIES  AND  AGREEMENTS  OF EACH  FUND.
          Forum, on behalf of itself and, as appropriate, the Target Fund, represents and warrants to, and agrees with, the Trust, and the Trust, on behalf of itself and, as appropriate, the Acquiring Fund, represents and warrants to, and agrees with, Forum, as follows:

          (a) The fair market value of the Acquiring Fund shares each Target Fund shareholder receives will be approximately equal to the fair market value of the Target Fund shares it constructively surrenders in exchange therefor.

          (b) Its management (a) is unaware of any plan or intention of the Target Fund's shareholders to redeem, sell or otherwise dispose of (i) any portion of their Target Fund shares before the Reorganization to any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to either Fund or (ii) any portion of the Acquiring Fund shares they receive in the Reorganization to any person "related" (within such meaning) to the Acquiring Fund, (b) does not anticipate dispositions of those Acquiring Fund shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of the Target Fund as a series of an open-end investment company, (c) expects that the percentage of Target Fund shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be DE MINIMIS, and (d) does not anticipate that there will be extraordinary redemptions of Target Fund shares immediately following the Reorganization.

          (c) Each Target Fund shareholder will pay his or her own expenses (including fees of personal investment or tax advisors for advice regarding the Reorganization), if any, he or she incurs in connection with the Reorganization.

          (d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

          (e) There is no intercompany indebtedness between the Funds that was issued or acquired, or will be settled, at a discount.

          (f) Pursuant to the Reorganization, the Target Fund will transfer to the Acquiring Fund, and the Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, the Target Fund held immediately before the Reorganization. For the purposes of the foregoing, any amounts the Target Fund uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (a) redemptions in the ordinary course of its business required by section 22(e) of the 1940 Act and (b) regular, normal dividend distributions made to conform to its policy of distributing all or substantially all of its income and gains to avoid the obligation to pay federal income tax and/or the excise tax under section 4982 of the Code) will be included as assets held thereby immediately before the Reorganization.

          (g) None of the compensation received by any Target Fund shareholder who is an employee of or service provider to the Target Fund will be separate consideration for, or allocable to, any of the Target Fund shares that shareholder held; none of the Acquiring Fund shares any such shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement or other service agreement; and the consideration paid to any such shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

          (h)  Immediately   after  the   Reorganization,   the  Target   Fund's
               shareholders will not own shares constituting "control" (as defined in section 304(c) of the Code) of the Acquiring Fund.

          (i) Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187).

(j) The aggregate value of the acquisitions, redemptions and distributions limited by Sections 5(q), 6(m) and 6(r) will not exceed 50% of the value (without giving effect to such acquisitions, redemptions, and distributions) of the proprietary interest in the Target Fund at the Effective Time.

     7. CONDITIONS TO FORUM'S OBLIGATIONS. The obligations of Forum set forth herein shall be subject to the following conditions precedent:

          (a) The Trust shall have duly executed and delivered its applicable Reorganization Documents to Forum.

(b) The Target Fund's shareholders shall have approved this Plan in the manner required by Forum's Trust Instrument and applicable law. If the Target Fund shareholders fail to approve this Plan, that failure shall release Forum's obligations with respect to the Target Fund under this Plan.

(c) The Trust shall have delivered to Forum a certificate dated as of the Closing Date and executed in its name by the Secretary or Assistant Secretary of the Trust, in a form reasonably satisfactory to Forum, stating that the representations and warranties of the Trust in this Plan are true and correct in all material respects at and as of the Effective Time.

          (d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with the Reorganization.

(e) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

(f) The Trust shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

(g) Forum shall have received from the Trust a duly executed instrument whereby the Acquiring Fund assumes all of the Liabilities of or attributable to the Target Fund.

(h) Neither party shall have terminated this Plan pursuant to Section 10 of this Plan.

(i) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit consummation of the Reorganization.

(j) The parties shall have received a certificate from Forum Financial Group, LLC stating that it and/or its affiliates will pay all audit, legal and proxy solicitation costs incurred by the Funds in connection with the Reorganization.

(k) Forum's Board of Trustees, including a majority of the trustees who are not "interested persons" (as that term is defined in section 2(a)(19) of the 1940 Act) of Forum or the Trust ("Independent Trustees"), shall have determined that the Target Fund's participation in the Reorganization is in the best interests of the Target Fund and that the interests of its existing shareholders will not be diluted as a result of the Reorganization.

     8. CONDITIONS TO THE TRUST'S OBLIGATIONS. The obligations of the Trust set forth herein shall be subject to the following conditions precedent:

(a) Forum shall have duly executed and delivered its applicable Reorganization Documents to the Trust.

          (b) The Target Fund's shareholders shall have approved this Plan in the manner required by Forum's Trust Instrument and applicable law. If the Target Fund shareholders fail to approve this Plan, that failure shall release the Trust's obligations with respect to the Acquiring Fund under this Plan.

          (c) Forum shall have delivered to the Trust a certificate dated as of the Closing Date executed in its name by its Secretary or Assistant Secretary, in a form reasonably satisfactory to the Trust, stating that the representations and warranties of Forum in this Plan are true and correct in all material respects at and as of the Effective Time.

(d) No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with the Reorganization.

(e) The SEC shall not have issued any unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization under Section 25(c) of the 1940 Act.

          (f) Forum shall have performed and complied in all material respects with each of its agreements and covenants required by this Plan to be performed or complied with by it prior to or at the Valuation Time and Effective Time.

          (g) Neither party shall have terminated this Plan pursuant to Section 10 of this Plan.

(h) The parties shall have received any necessary order of the SEC exempting the parties from the prohibitions of Section 17 of the 1940 Act or any similar relief necessary to permit consummation of the Reorganization.

          (i) The parties shall have received a certificate from Forum Financial Group, LLC stating that it and/or its affiliates will pay all audit, legal and proxy solicitation costs incurred by the Funds in connection with the Reorganization.

          (j) The Board of Trustees of the Trust, including its Independent Trustees, shall have determined that the Acquiring Fund's participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of its existing shareholders will not be diluted as a result of the Reorganization.

     9. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations and warranties of the parties hereto shall survive the completion of the transactions contemplated herein.

     10. TERMINATION OF PLAN. A majority of a party's Board of Trustees may terminate this Plan, by giving notice to the other party, at any time before the Effective Time if: (i) the party's conditions precedent set forth in Sections 7 or 8, as appropriate, are not satisfied or (ii) the Board of Trustees determines that the consummation of the Reorganization is not in the best interests of shareholders.

     11. GOVERNING LAW. This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of Delaware, except to the extent preempted by federal law, without regard to conflicts of law principles.

     12. BROKERAGE FEES. Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in this Plan.

     13. AMENDMENTS. The parties may, by agreement in writing authorized by its respective Boards of Trustees, amend this Plan at any time before or after the Target Fund's shareholders approve this Plan. However, after the Target Fund's shareholders have approved this Plan, the parties may not amend this Plan in a manner that materially alters the obligations of either party with respect to the Reorganization. The parties shall not deem this Section to preclude them from changing the Closing Date or the Effective Time by mutual agreement.

     14. WAIVERS. At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. The parties agree that any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

     15. COOPERATION AND FURTHER ASSURANCES. Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out this Plan's terms. Each party will provide such further assurances concerning the performance of obligations under this Plan and the consummation of the Reorganization, as the other shall deem necessary, advisable or appropriate.

     16. LIMITATION ON LIABILITIES. The obligations of Forum and the Target Fund or the Trust and the Acquiring Fund shall not bind any of their respective Trustees, shareholders, nominees, officers, agents, or employees of Forum or the Trust personally, but shall bind only the assets and property of the Target Fund and Acquiring Fund, respectively. The execution and delivery of this Plan by the parties' officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Assets and the property of the Target Fund or the Acquiring Fund, as appropriate.

     17. NOTICES. Any notice, report, statement, certificate or demand required or permitted by any provision of this Plan shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier to:

          For Forum:

                   Leslie K. Klenk
                   Forum Financial Group, LLC
                   Two Portland Square
                   Portland, Maine 04101

          With copies to:

                   Anthony C.J. Nuland, Esq.
                   Seward & Kissel LLP
                   1200 G Street, N.W., Suite 350
                   Washington, D.C. 20005

          For Monarch:

                   Patrick J. Keniston
                   Forum Financial Group, LLC
                   Two Portland Square

                   Portland, ME 04101

          With copies to:

                   R. Darrell Mounts, Esq.
                   Kirkpatrick & Lockart LLP
                   1800 Massachusetts Avenue, NW
                   Washington, D.C. 20036-1800

18. GENERAL. This Plan supersedes all prior agreements between the parties (written or oral), is intended as a complete and exclusive statement of the terms of the agreement between the parties and may not be changed or terminated orally. The parties may execute this Plan in counterparts, which shall be considered one and the same agreement, and shall become effective when the counterparts have been executed by and delivered to both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers designated below to execute this Plan as of the date first written above.

                                                     FORUM FUNDS,
                                                     for itself and on behalf of the Daily Assets
                                                            Government Fund
ATTEST:


____________________________________________         By:    ______________________________________________
Name:                                                Name:  David I. Goldstein
Title:                                               Title:    President



                                                     MONARCH FUNDS,
                                                     for itself and on behalf the Daily Assets Government
Obligations Fund
ATTEST:

____________________________________________         By:    ______________________________________________
Name:                                                Name:   Beth P. Hanson
Title:                                               Title:   Vice President

                           THE REMAINDER OF THIS PAGE
                          WAS INTENTIONALLY LEFT BLANK

                                   SCHEDULE A


Corresponding Class Table

-------------------------------- ------------------------------ ------------------------------ -----------------------------
                                                                CORRESPONDING                  CORRESPONDING
ACQUIRING FUND                   ACQUIRING CLASS                TARGET FUND                    TARGET CLASS
-------------------------------- ------------------------------ ------------------------------ -----------------------------

    DAILY ASSETS GOVERNMENT      Universal Shares               DAILY ASSETS GOVERNMENT FUND   Institutional Shares
       OBLIGATIONS FUND
-------------------------------- ------------------------------ ------------------------------ -----------------------------